                               MATERIAL CONTRACTS


                            Building Lease Extension
                              with Kimes Properties










                                 Exhibit 10.1.2

                         DREXLER TECHNOLOGY CORPORATION
                            1077 Independence Avenue
                             Mountain View, CA 94043

                                 March 21, 1996

Lorraine C. Kimes
Kimes Properties
P.O. Box 4606
Mountain View, CA  94040

SUBJECT:  Lease at 1077/1077A Independence Avenue, Mountain View, CA 94043

Dear Lessor:

This letter is our notice of election to exercise the lease-extension Option #1 specified in Section 21.1 of the Standard Industrial Lease dated May 12, 1993 between Lorraine C. Kimes and Drexler Technology Corporation (the "Lease"), as follows:

                  21.1 Option #1. Lessee shall have the option to extend this Lease for an additional three (3) year term, beginning August 1, 1996 through July 31, 1999 upon the terms and conditions of this Lease, except that rent shall be as follows:

      Year                          Monthly Amount                Annual Amount
      ----                          --------------                -------------
August 1, 1996                        $3,750.00                     $45,000.00
thru July 31, 1997

August 1, 1997                        $4,000.00                     $48,000.00
thru July 31, 1998

August 1, 1998                        $4,000.00                     $48,000.00
thru July 31, 1999


This notice is provided in accordance with Sections 16.8 and 16.24 of the Lease and within the required 90-day period specified in Section 25 thereof.

This exercise of Option #1 further entitles Lessee to extend the Lease under Option #2 for an additional three-year term commencing August 1, 1999 through July 31, 2002. In accordance with Section 25 of the Lease, at least 90 days prior to July 31, 1999, Lessee shall give Lessor written notice of Lessee's intent to either vacate the premises or exercise Option #2 of Section 21.1 of the Lease.

                               Sincerely,

                               DREXLER TECHNOLOGY CORPORATION [LESSEE]

                               /s/Steven G. Larson

                               Steven G. Larson
                               Vice President, Finance

- -------------------------------------------------------------------------------

                   ACKNOWLEDGMENT LETTER FROM KIMES PROPERTIES

                                 March 25, 1996

Steven G. Larson
DREXLER TECHNOLOGY
1077 Independence Avenue
Mountain View, CA 94043

Re:  Lease renewal

Dear Mr. Larson:

Thank you for your renewal on 1077-1077A Independence Avenue. We look forward to a continuing good business relationship with Drexler Technology. ....

                                   Cordially,

                                   KIMES PROPERTIES [LESSOR]

                                   /s/Michael Kimes

                                   Michael Kimes, Manager